                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements and related prospectuses listed below of Per-Se Technologies, Inc. of our report dated May 12, 2004, (except for Note 23, as to which the date is March 2, 2005) with respect to the consolidated financial statements and schedule of Per-Se Technologies, Inc. as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 (as restated) included in the Annual Report (Form 10-K/A) for the year ended December 31, 2003:

1.       Registration Statement Number 33-46847 on Form S-8
2.       Registration Statement Number 33-64952 on Form S-8
3.       Registration Statement Number 33-67752 on Form S-8
4.       Registration Statement Number 33-71556 on Form S-8
5.       Registration Statement Number 33-88442 on Form S-8
6.       Registration Statement Number 33-88444 on Form S-8
7.       Registration Statement Number 33-90874 on Form S-8
8.       Registration Statement Number 33-90876 on Form S-8
9.       Registration Statement Number 33-95742 on Form S-8
10.      Registration Statement Number 33-95746 on Form S-8
11.      Registration Statement Number 33-95748 on Form S-8
12.      Registration Statement Number 333-03213 on Form S-8
13.      Registration Statement Number 333-07201 on Form S-8
14.      Registration Statement Number 333-07203 on Form S-8
15.      Registration Statement Number 333-07627 on Form S-8
16.      Registration Statement Number 333-26113 on Form S-8
17.      Registration Statement Number 333-26289 on Form S-8
18.      Registration Statement Number 333-26291 on Form S-8
19.      Registration Statement Number 333-37150 on Form S-8
20.      Registration Statement Number 333-37152 on Form S-8
21.      Registration Statement Number 333-46489 on Form S-8
22.      Registration Statement Number 333-60729 on Form S-8
23.      Registration Statement Number 333-65016 on Form S-8
24.      Registration Statement Number 333-78167 on Form S-8
25.      Registration Statement Number 333-87902 on Form S-8
26.      Registration Statement Number 333-105111 on Form S-8
27.      Registration Statement Number 333-105110 on Form S-8
28.      Registration Statement Number 333-94151 on Form S-3


                                                           /s/ ERNST & YOUNG LLP

 Atlanta, Georgia
 March 2, 2005